UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Eugene S. Stark
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

                           GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2006

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange




                              450 LEXINGTON AVENUE
                               NEW YORK, NY  10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS
--------------------------------------------------------------------------------

For  the  six  months  ended  June  30,  2006,  the  investment  return  to  our stockholders was 4.9% (assuming reinvestment of all dividends and distributions). The net asset value per Common Share increased by 1.7%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 2.7%. For the twelve months ended June 30, 2006, the return to our stockholders was 19.5%, and the return on the net asset value per Common Share was 11.6%; these compare with a return of 8.5% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and at June 30, 2006, it was 8.7%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2006, the net assets applicable to the Company's Common Stock were $1,130,643,127, equal to $39.52 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2006 was $17,911,615. During this period, the net realized gain on securities sold was $76,478,198, and the decrease in net unrealized appreciation was $57,871,637. Net investment income for the six months was $5,255,054, and distributions to Preferred Stockholders amounted to $5,950,000.

During the six months, 439,600 shares of the Company's Common Stock were repurchased for $16,209,356 at an average discount from net asset value of 9.5%.

Stock markets declined globally in the quarter just ended, erasing most of their year-to-date gains. Foremost among the litany of concerns threatening equities would appear to be Federal Reserve policy, specifically whether a seventeenth consecutive rate hike is likely to be followed by further tightening. Others include the effect of higher energy prices on consumer spending and the prospect of a sharp decline in the housing market.

While the combination of higher interest rates, rising inflation and slower growth may continue to have a moderating influence on investment returns, the outlook is not without cause for optimism. The U.S. economy is expanding, earnings and dividends are growing and job creation is vigorous, while around the world the absence of recession is notable.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through June 30, 2006. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson
President and Chief Executive Officer
July 12, 2006

2        STATEMENT OF ASSETS AND LIABILITIES June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks (cost $697,808,050)                                            $1,220,287,368
   Corporate note (cost $33,427,317)                                                              32,725,000
   Corporate discount notes (cost $49,895,903)                                                    49,895,903
   Money market fund (cost $27,658,129)                                                           27,658,129
                                                                                              --------------
      Total investments (cost $808,789,399)                                                    1,330,566,400

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $28,066
   Receivable for securities sold                                              62,317
   Dividends, interest and other receivables                                1,237,660
   Prepaid pension cost                                                     7,826,881
   Prepaid expenses and other assets                                          183,477              9,338,401
                                                                            ----------         -------------
TOTAL ASSETS                                                                                   1,339,904,801

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                            94,209
   Preferred distribution accrued but not yet declared                        231,389
   Accrued pension expense                                                  5,970,343
   Accrued expenses and other liabilities                                   2,965,733
                                                                           ----------

                                                                                                   9,261,674
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                                 -----------

NET ASSETS APPLICABLE TO COMMON STOCK - 28,610,799 shares (note 2)                            $1,130,643,127
                                                                                              ==============
NET ASSET VALUE PER COMMON SHARE                                                                      $39.52
                                                                                              ==============
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 28,610,799 shares at par value (note 2)                  $28,610,799
   Additional paid-in capital (note 2)                                    503,202,937
   Undistributed realized gain on investments                              76,446,745
   Undistributed net investment income                                      6,787,034
   Unallocated distributions on Preferred Stock                           (6,181,389)
   Unrealized appreciation on investments                                 521,777,001
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                         $1,130,643,127
                                                                                              ==============

(see notes to financial statements)

3       STATEMENT OF OPERATIONS Six Months Ended June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $207,546)                $8,808,836
   Interest                                                                 2,721,074            $11,529,910
                                                                           ----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      4,181,185
   Administration and operations                                            1,364,994
   Office space and general                                                   266,156
   Directors' fees and expenses                                               143,990
   Auditing and legal fees                                                    120,000
   Transfer agent, custodian and registrar fees and expenses                   82,111
   Stockholders' meeting and reports                                           64,639
   Miscellaneous taxes                                                         51,781              6,274,856
                                                                           ----------             ----------
NET INVESTMENT INCOME                                                                              5,255,054

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1e AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     77,107,878
     Short sale transactions (note 1b)                                       (629,680)
                                                                           ----------
   Net realized gain on investments (long-term, except for $1,941,847)     76,478,198
   Net decrease in unrealized appreciation                                (57,871,637)
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                           18,606,561

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (5,950,000)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $17,911,615
                                                                                                ============

(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2006         December 31,
                                                                           (Unaudited)              2005
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                    $5,255,054            $5,408,018
   Net realized gain on investments                                         76,478,198            63,024,095
   Net increase (decrease) in unrealized appreciation                      (57,871,637)          103,638,830
                                                                           -----------          ------------
                                                                            23,861,615           172,070,943
                                                                           -----------          ------------
   Distributions to Preferred Stockholders:
      From net investment income                                                 -                  (845,368)
      From short-term capital gains                                              -                (2,449,640)
      From long-term capital gains                                               -                (8,604,992)
      Unallocated distributions on Preferred Stock                          (5,950,000)                    -
                                                                           -----------          ------------
       Decrease in net assets from Preferred Stock distributions            (5,950,000)          (11,900,000)
                                                                          ------------          ------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            17,911,615           160,170,943
                                                                          ------------          ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net investment income                                                    -                (4,333,771)
   From short-term capital gains                                                 -               (12,389,129)
   From long-term capital gains                                             (4,000,786)          (43,672,026)
                                                                          ------------          ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                            (4,000,786)          (60,394,926)
                                                                          ------------          ------------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions                     -                36,584,716
   Cost of Common Shares purchased                                         (16,209,356)          (39,812,172)
                                                                          ------------          ------------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                              (16,209,356)           (3,227,456)
                                                                          ------------          ------------
NET INCREASE (DECREASE) IN NET ASSETS                                       (2,298,527)            96,548,561

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                      1,132,941,654         1,036,393,093
                                                                         -------------         -------------
END OF PERIOD (including undistributed net investment income
    of $6,787,034 and $1,531,980, respectively)                         $1,130,643,127        $1,132,941,654
                                                                        ==============        ==============

(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2006 and for each year in the five-year period ended December 31, 2005. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                           Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2006   ------------------------------------------------------------
                                          (Unaudited)       2005      2004      2003          2002       2001
                                         ------------    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period      $39.00       $35.49    $33.11     $26.48      $35.14         $39.91
                                          ---------    ---------   -------    -------     -------       --------
      Net investment income                     .18          .19       .32        .03         .19            .41
      Net gain (loss) on investments -
        realized and unrealized                 .69         5.85      3.48       7.72       (7.88)          (.66)
                                          ---------    ---------   -------    -------     -------       --------

      Less distributions on Preferred Stock:
        Dividends from net investment income     -          (.03)     (.09)      (.01)       (.12)          (.03)
        Distributions from net short-term
          capital gains                          -          (.08)       -          -           -            (.04)
        Distributions from net long-term
          capital gains                          -          (.30)     (.32)      (.35)       (.23)          (.29)
        Unallocated                            (.21)          -         -          -           -              -
                                          ----------   ----------  --------   -------     --------       -------
                                               (.21)        (.41)     (.41)      (.36)       (.35)          (.36)
                                          ----------   ----------  --------   -------     --------       -------
   Total from investment operations             .66         5.63      3.39       7.39       (8.04)          (.61)
                                          ---------    ---------  ---------   -------     -------        -------

   Less distributions on Common Stock:
        Dividends from net investment
          income                                 -          (.15)     (.23)      (.02)       (.02)          (.37)
        Distributions from net short-term
          capital gains                          -          (.44)       -          -         (.19)          (.51)
        Distributions from net long-term
          capital gains                        (.14)       (1.53)     (.78)      (.52)       (.41)         (3.28)
                                          ---------    ----------  -------    -------     -------       --------
                                               (.14)       (2.12)    (1.01)      (.54)       (.62)         (4.16)
                                          ----------   ----------  --------   --------    --------      --------

   Capital Stock transaction -
      effect of Preferred Stock offering       -            -          -         (.22)        -               -
                                          ---------    ---------   -------    -------     -------       --------
   Net asset value, end of period            $39.52       $39.00    $35.49     $33.11      $26.48         $35.14
                                          =========    =========   =======    =======     =======       ========

   Per share market value, end of period     $36.10       $34.54    $31.32     $29.73      $23.85         $33.47
                                          =========    =========   =======    =======     =======       ========

TOTAL INVESTMENT RETURN - Stockholder
      return, based on market price
        per share                              4.92%*      17.40%     8.79%     27.01%     (27.21)%         4.33%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)      $1,130,643   $1,132,942 $1,036,393  $986,335    $809,192     $1,097,530
   Ratio of expenses to average net assets
      applicable to Common Stock               1.08%**      1.25%     1.15%      1.23%       0.92%          0.97%
   Ratio of net investment income to average
      net assets applicable to Common Stock    0.90%**      0.51%     0.94%      0.13%       0.61%          1.15%
   Portfolio turnover rate                    10.34%*      20.41%    16.71%     18.62%      22.67%         23.81%
PREFERRED STOCK
   Liquidation value, end of
      period (000's omitted)               $200,000     $200,000  $200,000   $200,000    $150,000       $150,000
   Asset coverage                               665%         666%      618        593%        639%           832%
   Liquidation preference per share          $25.00       $25.00    $25.00     $25.00      $25.00         $25.00
   Market value per share                    $22.48       $24.07    $24.97     $25.04      $25.85         $25.90

   *Not annualized
   **Annualized

6   STATEMENT OF INVESTMENTS June 30, 2006  (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (5.9%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,431    CEMEX, S.A. de C.V. ADR                                (COST $31,961,074)         $66,964,327
                                                                                                  -----------

COMMUNICATIONS AND INFORMATION SERVICES (5.4%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    American Tower Corporation (a)                                                     24,118,000
     900,000    Cisco Systems, Inc. (a)                                                            17,577,000
     350,000    Lamar Advertising Company Class A (a)                                              18,851,000
                                                                                                   ----------
                                                                       (COST $37,774,748)          60,546,000
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (3.5%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                 3,291,000
   1,400,000    Microsoft Corporation                                                              32,620,000
     133,500    VeriSign, Inc. (a)                                                                  3,093,195
                                                                                                   ----------
                                                                       (COST $40,487,424)          39,004,195
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (3.0%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc ADR                                                                     23,642,500
     175,000    PepsiCo, Inc.                                                                      10,507,000
                                                                                                   ----------
                                                                       (COST $22,493,511)          34,149,500
                                                                                                   ----------
ELECTRONICS (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    Molex Incorporated Class A                             (COST $12,287,441)          15,801,500
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.2%)
------------------------------------------------------------------------------------------------------------------------------------
                Republic Services, Inc.                                (COST $26,227,380)          47,399,500
                                                                                                   ----------

FINANCE AND INSURANCE (27.3%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.5%)
   ---------------------------------------------------------------------------------------------------------------------------------
     280,000    Bank of America Corporation                                                        13,468,000
     585,000    Golden West Financial Corporation                                                  43,407,000
     310,000    M&T Bank Corporation                                                               36,555,200
     180,000    SunTrust Banks, Inc.                                                               13,726,800
                                                                                                  -----------
                                                                       (COST $17,866,105)         107,157,000
                                                                                                  -----------
   INSURANCE (16.4%)
   ---------------------------------------------------------------------------------------------------------------------------------
     275,000    The Allstate Corporation                                                           15,050,750
     350,000    American International Group, Inc.                                                 20,667,500
     428,500    Annuity and Life Re (Holdings), Ltd. (a)                                              518,485
     350,000    Arch Capital Group Ltd. (a)                                                        20,811,000
         300    Berkshire Hathaway Inc. Class A (a)                                                27,497,700
     575,000    Everest Re Group, Ltd.                                                             49,777,750
     285,000    MetLife, Inc.                                                                      14,594,850
     365,000    PartnerRe Ltd.                                                                     23,378,250
     235,000    Transatlantic Holdings, Inc.                                                       13,136,500
                                                                                                  -----------
                                                                       (COST $84,101,262)         185,432,785
                                                                                                  -----------
   OTHER (1.4%)
   ---------------------------------------------------------------------------------------------------------------------------------
     655,000    Annaly Mortgage Management, Inc.                                                    8,390,550
   1,150,000    MFA Mortgage Investments, Inc.                                                      7,912,000
                                                                                                   ----------
                                                                       (COST $16,432,767)          16,302,550
                                                                                                  -----------
                                                                      (COST $118,400,134)         308,892,335
                                                                                                  -----------

7       STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (9.8%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (7.9%)
   ---------------------------------------------------------------------------------------------------------------------------------
     240,000    Alkermes, Inc. (a)                                                                 $4,540,800
     170,000    Biogen Idec Inc. (a)                                                                7,874,400
     604,900    Cytokinetics, Incorporated (a)                                                      3,804,821
     240,000    Genentech, Inc. (a)                                                                19,632,000
     380,000    MedImmune, Inc. (a)                                                                10,298,000
   1,812,000    Pfizer Inc                                                                         42,527,640
                                                                                                   ----------
                                                                       (COST $60,218,463)          88,677,661
                                                                                                   ----------
   MEDICAL INSTRUMENTS AND DEVICES (1.9%)
   ---------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                        (COST $10,483,716           21,114,000
                                                                                                   ----------

                                                                       (COST $70,702,179          109,791,661
                                                                                                  -----------
MACHINERY AND EQUIPMENT (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
   1,150,000    ABB Ltd. ADR                                           (COST $12,430,211)          14,904,000
                                                                                                   ----------
MISCELLANEOUS (5.1%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                              (COST $59,130,397)          58,207,250
                                                                                                   ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (20.1%)
------------------------------------------------------------------------------------------------------------------------------------
     825,000    Apache Corporation                                                                 56,306,250
     400,000    Halliburton Company                                                                29,684,000
   1,000,000    Patterson-UTI Energy, Inc.                                                         28,310,000
   3,000,000    Talisman Energy Inc.                                                               52,440,000
   1,220,000    Weatherford International Ltd. (a)                                                 60,536,400
                                                                                                  -----------
                                                                      (COST $147,241,413)         227,276,650
                                                                                                  -----------
RETAIL TRADE (18.4%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                       39,991,000
   1,950,000    Dollar General Corporation                                                         27,261,000
   1,570,000    The Home Depot, Inc. (c)                                                           56,190,300
   2,500,000    The TJX Companies, Inc.                                                            57,150,000
     575,000    Wal-Mart Stores, Inc.                                                              27,697,750
                                                                                                   ----------
                                                                       (COST $87,966,483)         208,290,050
                                                                                                  -----------
SEMICONDUCTORS (0.2%)
------------------------------------------------------------------------------------------------------------------------------------
     223,000    Brooks Automation, Inc. (a)                             (COST $2,012,801)           2,631,400
                                                                                                    ---------

SPECIAL HOLDING (a) (d) (0.0%)
------------------------------------------------------------------------------------------------------------------------------------

     546,000    Standard MEMS, Inc. Series A Convertible Preferred      (COST $3,003,000)                   -
                                                                                                    ---------

TECHNOLOGY (2.3%)
------------------------------------------------------------------------------------------------------------------------------------
   1,900,000    Xerox Corporation (a)                                  (COST $25,689,854)          26,429,000
                                                                                                   ----------

   TOTAL COMMON AND PREFERRED STOCKS (107.9%)                       (COST $697,808,050)         1,220,287,368
                                                                                                -------------

 Principal Amount CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
 $35,000,000     General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08                 (COST $33,427,317)          32,725,000
                                                                                                   ----------

8        STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

 Principal Amount/                                                                                   Value
      Shares           SHORT-TERM SECURITIES AND OTHER ASSETS                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $25,000,000    American General Finance Corporation note due 7/11/06; 5.20%(COST $24,949,445)   $24,949,445
 $25,000,000    General Electric Finance Corporation note due 7/5/06; 5.14% (COST $24,946,458)    24,946,458
  27,658,129    SSgA Prime Money Market Fund                                (COST $27,658,129)    27,658,129
                                                                                                 -----------
TOTAL SHORT-TERM SECURITIES (6.9%)                                          (COST $77,554,032)    77,554,032
                                                                                                 -----------
TOTAL INVESTMENTS (e) (117.7%)                                             (COST $808,789,399) 1,330,566,400
   Cash, receivables and other assets less liabilities (0.0%)                                         76,727
PREFERRED STOCK (-17.7%)                                                                        (200,000,000)
                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                  $1,130,643,127
                                                                                              ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed and not restricted.
 (c) 1,000,000 shares held by custodian in a segregated account as collateral for open short positions.
 (d) Restricted security acquired 12/17/99.  Fair value in the opinion of the directors.
 (e) At June 30, 2006: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $543,375,149, (3) aggregate gross unrealized depreciation was
     $21,598,148, and (4) net unrealized appreciation was $521,777,001.

 (see notes to financial statements)


              PORTFOLIO DIVERSIFICATION June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of June 30, 2006 and 2005 is shown in the following table.

                                                                                Percent Common Net Assets*
                                                                                       June 30, 2006      June 30
Industry Category                           Cost(000)       Value(000)              2006          2005
--------------------------------    --------------------  -----------------     -----------   -----------
Finance and Insurance
    Banking                                 $17,866          $107,157                9.5%          9.3%
    Insurance                                84,101           185,433               16.4          18.0
    Other                                    16,433            16,302                1.4           1.2
                                            -------          --------              -----          ----
                                            118,400           308,892               27.3          28.5
                                            -------          --------              -----          ----
Oil and Natural Gas (Including Services)    147,241           227,277               20.1          26.7
Retail Trade                                 87,967           208,290               18.4          19.6
                                            -------          --------              -----          ----
Health Care
    Pharmaceuticals                          60,219            88,678                7.9           9.3
    Medical Instruments and Devices          10,484            21,114                1.9           2.2
                                            -------          --------              -----          ----
                                             70,703           109,792                9.8          11.5
                                            -------          --------              -----          ----
Building and Real Estate                     31,961            66,964                5.9           4.5
Consumer Products and Services               55,921            66,874                5.9           3.6
Communications and Information Services      37,775            60,546                5.4           7.3
Miscellaneous**                              59,130            58,207                5.1           3.7
Environmental Control (Including Services)   26,227            47,400                4.2           3.9
Computer Software and Systems                40,487            39,004                3.5           4.6
Technology                                   25,690            26,429                2.3           0.0
Electronics                                  12,287            15,802                1.4           1.6
Machinery and Equipment                      12,430            14,904                1.3           0.0
Semiconductors                                2,013             2,631                0.2           0.7
Special Holdings                              3,003               0.0                0.0           0.0
                                            -------         ---------             ------         -----
                                            731,235         1,253,012              110.8         116.2
Short-Term Securities                        77,554            77,554                6.9           3.5
                                            -------         ---------             ------         -----
    Total Investments                      $808,789         1,330,566              117.7         119.7
                                           ========         =========             ======         =====
Other Assets and Liabilities - Net                                 77                0.0          (1.0)
Preferred Stock                                              (200,000)             (17.7)        (18.7)
                                                           ----------             ------        ------
Net Assets Applicable to Common Stock                      $1,130,643              100.0%        100.0%
                                                           ==========             ======        ======

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. Significant Accounting Policies - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.


2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 28,610,799 shares and 8,000,000 shares, respectively, were outstanding at June 30, 2006.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.) Transactions in Common Stock during the six months ended June 30, 2006 and the year ended December 31, 2005 were as follows:

                                                                              SHARES                      AMOUNT
                                                                       ------------------        ------------------------
                                                                          2005      2004              2005        2004
                                                                       ------------------        ------------------------
Shares issued in payment of dividends (includes 1,067,491
    shares issued from treasury for 2005)                                -        1,067,491        -           $1,067,491
Increase in paid-in capital                                                                        -           35,517,225
                                                                                                 ---------     ----------
   Total increase                                                                                  -           36,584,716
                                                                                                 ---------     ----------
Shares purchased (at an average discount from net
   asset value of 9.5% and 12.4%, respectively)                         439,600   1,222,404      ($439,600)    (1,222,404)
Decrease in paid-in capital                                                                    (15,769,756)   (38,589,768)
                                                                                               -----------    -----------
   Total decrease                                                                              (16,209,356)   (39,812,172)
                                                                                               -----------    -----------
Net decrease                                                                                  ($16,209,356)   ($3,227,456)
                                                                                              ============    ===========

At June 30, 2006, the Company held in its treasury 2,620,764 shares of Common Stock with an aggregate cost in the amount of $77,099,870. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid by the Company during the six months ended June 30, 2006 to its officers amounted to $3,872,250.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities and securities sold short (other than short-term securities) for the six months ended June 30, 2006 amounted to $135,508,007 and $229,399,448 on long transactions, respectively, and $4,061,806 and $3,432,126 on short sale transactions, respectively.

5. PENSION BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the six months ended June 30, 2006 were:

                    Service cost                               $158,698
                    Interest cost                               342,078
                    Expected return on plan assets             (563,520)
                    Amortization of:
                       Prior service cost                        17,548
                       Recognized net actuarial loss (gain)      92,751
                                                               --------
                    Net periodic benefit cost (income)          $47,555
                                                               ========

The Company also has funded and unfunded contributory defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for the six months ended June 30, 2006 was $371,086. The unfunded liability included in accrued expenses and other liabilities at June 30, 2006 was $2,791,863.

6. OPERATING LEASE COMMITMENT - In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $152,000 for the six months ended June 30, 2006. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2006 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2006 through 2007. The Company will also receive its proportionate share of operating expenses and real property taxes under the sublease.

11     MAJOR STOCK CHANGES*  Three Months Ended June 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                            SHARES HELD
INCREASES                                                                  SHARES          JUNE 30, 2006
-----------------------------------------------------------------------------------------------------------------
NEW POSITION
   ABB Ltd. ADR                                                                -             1,150,000 (a)

ADDITIONS
   American Tower Corporation                                              100,000             775,000
   Annaly Mortgage Management, Inc.                                        155,000             655,000
   Apache Corporation                                                      160,000             825,000
   Dollar General Corporation                                            1,200,000           1,950,000
   Everest Re Group, Ltd.                                                   25,000             575,000
   Transatlantic Holdings, Inc.                                             10,000             235,000


DECREASES
-----------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   EMCORE Corporation                                                      100,000                   -
   EOG Resources, Inc.                                                     200,000                   -
   North Fork Bancorporation, Inc.                                         475,000                   -
   Total S.A. ADR                                                          552,000 (b)               -

REDUCTIONS
   Annuity and Life Re (Holdings), Ltd.                                     71,500             428,500
   Brooks Automation, Inc.                                                 100,000             223,000
   Genentech, Inc.                                                          65,000             240,000
   Halliburton Company                                                      40,000             400,000
   MFA Mortgage Investments, Inc.                                          150,000           1,150,000
   MedImmune, Inc.                                                          20,000             380,000
   Pfizer Inc                                                              135,000           1,812,000
   SunTrust Banks, Inc.                                                     20,000             180,000

*    Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)  Securities purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)  Includes shares received in conjunction with a stock split.



                            OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2006 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may be obtained by calling us at 1-800-436-8401.

On May 2, 2006, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

                                    DIRECTORS
--------------------------------------------------------------------------------

                       Lawrence B. Buttenwieser, Chairman
       Arthur G. Altschul, Jr.                  Sidney R. Knafel
       Lewis B. Cullman                         Richard R. Pivirotto
       Spencer Davidson                         D. Ellen Shuman
       Gerald M. Edelman                        Joseph T. Stewart, Jr.
       John D. Gordan, III                      Raymond S. Troubh

                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Andrew V. Vindigni, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

Counsel
Sullivan & Cromwell LLP

Independent Auditors
Ernst & Young LLP

Custodian
State Street Bank and
  Trust Company

Transfer Agent and Registrar
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of GENERAL AMERICAN INVESTORS COMPANY, INC.

     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 2006, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2006. These financial statements and financial highlights are the responsibility of the Company's management.

     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.

     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2005 and financial highlights for each of the five years in the period then ended and in our report, dated January 18, 2006, we expressed an unqualified opinion on such financial statements and financial highlights.

New York, New York                                             ERNST & YOUNG LLP
July 12, 2006

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM. 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2006         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
01/01-01/31            93600                  35.8364               93600                        660000

02/01-02/28            97900                  36.6130               97900                        562100

03/01-03/31            37200                  37.0097               37200                        524900

04/01-04/30            79300                  37.6870               79300                        445600

05/01-05/31           102600                  37.6683              102600                        343000

06/01-06/30            29000                  35.8809               29000                        314000
                     -------                 --------              ------                        ------
Total                 439600                                       439600
                     =======                                       ======

        Note - On December 14, 2005, the Board of Directors authorized and the registrant announced the repurchase of up to 750,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  This represented a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, January 1, 2006, there were 753,600 shares available for repurchase under such authorization.  As of the end of the period, June 30, 2006, there were 314,000 shares  available for repurchase under this program.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated February 28, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of July 12, 2006, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of July 12, 2006, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure:(1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission, and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely discussions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: August 3, 2006

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    President and Chief Executive Officer
    (Principal Executive Officer)

Date: August 3, 2006

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: August 3, 2006